SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Xtrackers California Municipal Bond ETF (CA)
Effective immediately, the fund’s investment advisor, DBX Advisors LLC (the “Advisor”), has agreed to a fee waiver arrangement for the fund.
The following information is added in the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the Statement of Additional Information for the fund.
The Advisor has contractually agreed through September 30, 2025 to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.07% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Please Retain This Supplement for Future Reference
January 31, 2024
SAISTKR24-05